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Scudder Strategic Municipal Income Trust

Semiannual Report

May 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Dividend Reinvestment Plan

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

	NYSE Symbol	CUSIP Number
Scudder Strategic Municipal Income Trust	KSM	811234-103

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Performance Summary May 31, 2002

Average Annual Total Returns
	6-Month	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	4.01%	8.14%	6.89%	6.69%	7.25%
Based on Market Price	-.73%	5.50%	6.14%	5.22%	6.36%

Net Asset Value and Market Price
	As of 5/31/02	As of 11/30/01
Net Asset Value	$ 11.92	$ 11.83
Market Price	$ 11.54	$ 12.01

Distribution Information
Six Months: Income Dividends (common shareholders)	$ .375
May Income Dividend (common shareholders)	$ .0625
Current Annualized Distribution Rate (based on Net Asset Value)+	6.29%
Current Annualized Distribution Rate (based on Market Price)+	6.50%
Tax Equivalent Distribution Rate (based on Net Asset Value)+	10.24%
Tax Equivalent Distribution Rate (based on Market Price)+	10.59%

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's yield and a marginal income tax rate of 38.6%. Distribution rates are historical and will fluctuate.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Economic Overview

Dear Shareholder:

Economic recovery is continuing, but at a more moderate pace than earlier in the year.

It appears that a rebound in corporate profits is underway. Unit labor costs - the main squeeze on profits in the past few years - are falling, allowing firms to restore profit margins. And increased profits will eventually provide firms the wherewithal to finance renewed capital spending. That, together with sustained consumer expenditures and an acceleration in government outlays, should be sufficient to shift final demand into higher gear during the second half of this year.

For the moment, though, demand remains steady but unspectacular, and the Federal Reserve is consequently wary of raising interest rates. We don't believe that the central bank will raise short-term interest rates until the economic recovery shifts to a more self-sustained, demand-led phase. At a minimum, the Fed will want to see more concrete signs of a revival in business investment and much greater improvement in the labor markets before raising rates. We expect this evidence to emerge gradually in the second half of the year, and then continue to solidify in 2003. As a result, we see the federal funds rate rising from its current 1.75 percent to about 2.50 percent by the end of this year, and then to 4.50 percent by the end of 2003.

How will this affect the fixed-income markets? Short-term interest rates will probably remain steady until more convincing signs of economic acceleration appear. That is unlikely before late summer. Then, once the Fed's rate-reversal process begins, short- and intermediate-term rates will rise, and continue to do so throughout the Fed's tightening process. Longer-term rates probably won't rise much, though, given that inflation is likely to remain tame.

The increase in profits we envision should obviously help equities, but markets already seem to be pricing in a sizable improvement in earnings. Further, equity valuations remain high. On balance, we expect annualized equity returns of 5 percent to 8 percent - better than in 2000 and 2001, but well below the average annual returns seen during the past few decades, and closer to what will likely be the long-term sustainable trend going forward.

Economic Guideposts Data as of 5/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you in which direction the economy and markets are going. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of May 23, 2002, and may not actually come to pass.

Portfolio Management Review

In the following interview, the Scudder Strategic Municipal Income Trust management team of Lead Portfolio Manager Philip G. Condon and Portfolio Manager Rebecca L. Wilson discuss the trust's performance and the recent market environment for municipal bonds.

Q: How did the bond market and municipal bonds, in particular, perform over the six-month period ended May 31, 2002?

A: Municipal bonds showed their strength during the period, as investors sought refuge from stormier weather among equity and lower-quality bond securities. Tax-free bonds outperformed equities and high-yield bonds in the six-month period ended May 31, 2002. The success of tax-free issues was due, in part, to investors' flight to quality during last year's recession, as well as concerns regarding corporate accounting irregularities and the potential for war in the Middle East.

Municipal bonds delivered strong results (Six-month period ended May 31, 2002)
Lehman Brothers Municipal Bond Index	2.56%
Lehman Brothers Aggregate Bond Index	2.25
S&P 500	-5.69

The Lehman Brothers Municipal Bond Index contains approximately 42,000 bonds. To be in the index, a municipal bond must meet the following criteria: a minimum credit rating of BBB, issued as part of an issue of at least $50 million, issued within the last five years and a maturity of at least two years. Bonds subject to alternative minimum tax, variable-rate bonds and zero-coupon bonds are excluded from the index.
The Lehman Brothers Aggregate Bond index is a total return index including fixed-rate debt issues rated investment-grade or better. It contains government, corporate and mortgage securities and is generally considered representative of the market for investment-grade bonds as a whole.
The S&P 500 Index is an unmanaged index widely regarded as representative of the equity market in general.
It is not possible to invest directly in an index.

Q: How did Scudder Strategic Municipal Income Trust perform during the six-month period ended May 31, 2002, and how did the trust's positioning affect its performance?

A: Scudder Strategic Municipal Income Trust earned solid relative results during the period. On a market price basis, the trust fell 0.73 percent during the period. For the six-month period ended May 31, 2002 the trust gained 4.01 percent on a net asset value basis, versus the 3.94 percent return of its average peer in the Lipper High Yield Municipal Debt Funds category. The Lehman Brothers Municipal Bond Index gained 2.56 percent.

During the period, the federal funds rate* remained at historical lows. The federal funds rate was set at 1.75 percent in December 2001, where it remained as of May 31, 2002. As interest rates remained at historical lows, the trust benefited from the attractive rates afforded to it through its outstanding shares, thus optimizing the return to investors.

* The federal funds rate is the rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

The trust also benefited from its focus on intermediate-term securities as the yield curve steepened. (The yield curve is the graphical relationship between yield and maturity among bonds of different maturities and the same credit quality.) As the yield curve became steeper during the period, intermediate-term bonds saw their yields decline, and therefore, they provided strong returns relative to slightly longer-term issues. Also, the trust's stake in premium-coupon bonds aided performance. Premium-coupon issues have a higher coupon, and therefore may have lower price volatility in down markets than bonds with lower coupons.

The trust's long-term results remain strong. The trust ranks first for the one-, three-, five- and 10-year periods. For these time periods, there were 12, 12, 12 and 11 funds, respectively, in the Lipper High Yield Municipal Debt Funds category. (Please see the performance summary on page 3 for standardized return figures for each time period.)

Q: How did the yield curve react during the period?

A: We generally saw the municipal bond yield curve become steeper. The shorter-term portion of the yield curve, in particular, became steeper, while the intermediate- and long-term portions saw less of a change. However, on a month to month basis, the yield curve has oscillated, at times steepening and at others times flattening. Still, on a historical basis, the yield curve remains steep.

Specifically, as of November 30, 2001, the difference in yield between a one-year AAA-rated municipal bond and a 30-year AAA-rated municipal bond was 313 basis points (or 3.13 percentage points). The difference between those maturities had increased to 342 basis points (or 3.42 percentage points) as of May 31, 2002. The yields on individual 10-year AAA-rated municipal bonds declined slightly in the past six months. A 10-year AAA-rated municipal bond is now yielding 4.16 percent, five basis points less than the 4.21 percent it was yielding as of November 30, 2001.

Municipal bond yield curve

Source: Municipal Market Data

Q: How are you positioning Scudder Strategic Municipal Income Trust for the road ahead?

A: In recent months, we have seen better value in longer-term intermediate issues as the municipal bond yield curve has steepened, particularly among intermediate- to long-term maturities. (Intermediate issues generally have maturities in the range of eight to 15 years.) In response, we have begun to extend into municipal bonds with slightly longer maturities, while keeping the portfolio's duration neutral. Keeping in mind that bond prices typically rise as yields fall, should the yield curve flatten, we would expect longer-term municipal bonds to perform better on a relative value basis than shorter-term maturities.

We did not add much to our high-yield exposure during the period. We believe spreads on high-yield issues relative to high-grade bonds are at a fair value, and we will possibly add to our stake if we find individual issues that are attractive.

Q: What's your outlook for the municipal bond market over the course of the next six months?

A: We remain positive about the prospects for the municipal bond market. However, some states have had their credit ratings downgraded by certain rating agencies as tax receipts decreased following the recent economic downturn. That drop in tax revenue has left some states with gaps between their budgeted expenses and revenues. As a result, we plan to focus on adding to our stake in essential service bonds, which include debt that funds water departments, transportation systems and sewer systems. These types of bonds typically have more stable revenue streams than a state's general obligation debt.

We believe the best opportunities for value are in intermediate bonds with slightly longer maturities. We expect ongoing investor interest in fixed-income securities as investors continue to examine their asset allocations and possibly determine that they still have outsized portions of their portfolios in equities. Such reallocation would bode well for the bond market. Further, bond investments relative to the inflation rate remain appealing. The market is not forecasting a drastic increase in inflation yet, and therefore, we expect bonds to remain an attractive part of a well-balanced portfolio. Moreover, we believe tax-free bonds remain attractive on an after-tax basis versus U.S. Treasury bonds with similar maturities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary May 31, 2002

Portfolio Composition	5/31/02	11/30/01

Revenue Bonds	79%	78%
General Obligation Bonds	13%	13%
Lease Obligations	1%	1%
U.S. Government Secured	7%	8%
	100%	100%

Quality	5/31/02	11/30/01

AAA	30%	32%
AA	7%	7%
A	7%	7%
BBB	18%	18%
BB	4%	3%
Not Rated	34%	33%
	100%	100%

Interest Rate Sensitivity	5/31/02	11/30/01

Average Maturity	13.0 years	13.3 years
Duration	7.7 years	7.9 years

Top Five State Allocations at May 31, 2002 (43.0% of Investment Portfolio)
1. Texas	17.1%
2. New York	9.1%
3. Illinois	6.7%
4. Massachusetts	5.2%
5. Maryland	4.9%

Portfolio composition, Quality, Interest Rate Sensitivity and Top Five State Allocations are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2002 (Unaudited)

	Principal Amount ($)	Value ($)
Municipal Investments 152.3%
Alabama 2.0%
Alabama, Sales & Special Tax Revenue, Public School and College Authority, Series C, 5.625%, 7/1/2013	1,000,000	1,089,630
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	1,500,000	1,491,825
		2,581,455
Arizona 4.2%
Arizona, Project Revenue, Health Facilities Authority, The New Foundation Project, 8.25%, 3/1/2019	2,175,000	2,030,319
Flagstaff, AZ, Industrial Development Revenue, Northern Arizona Senior Living Community Project, 6.3%, 9/1/2038	2,000,000	1,641,120
Pima County, AZ, Industrial Development Revenue, Larson County Project, 9.5%, 8/1/2010	1,675,000	1,676,139
		5,347,578
California 6.3%
Foothill, CA, Transportation/Toll Revenue, Eastern Corridor Agency, Series A, ETM, Zero Coupon, 1/1/2026	11,500,000	3,144,215
Sacramento County, CA, Sales & Special Tax Revenue, Bradshaw Road Project, 7.2%, 9/2/2015	1,190,000	1,230,627
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	2,000,000	1,978,340
San Diego, CA, Core City (GO) Lease, 8.0%, 6/1/2002	75,000	75,000
San Joaquin Hills, CA, Transportation Corridor Agency, ETM, Zero Coupon, 1/1/2020	4,300,000	1,700,865
		8,129,047
Colorado 7.4%
Arapahoe County, CO, Highway Revenue, Capital Improvement Trust Fund, Series E-470, Prerefunded, Zero Coupon, 8/31/2010	5,000,000	3,241,200
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	1,000,000	1,042,310
Denver, CO, Airport Revenue:
Series A, 6.0%, 11/15/2012 (b)	2,000,000	2,211,220
Series A, Prerefunded, 7.5%, 11/15/2023	170,000	193,134
Series A, 7.5%, 11/15/2023	830,000	912,029
Denver, CO, Sales & Special Tax Revenue, Urban Renewal Authority, 7.75%, 9/1/2016	1,760,000	1,879,574
		9,479,467
Connecticut 2.4%
Connecticut, Sports, Expo & Entertainment Revenue, Mashantucket Western Pequot Tribe:
Series B, Zero Coupon, 9/1/2017	2,000,000	777,780
Series B, Zero Coupon, 9/1/2018	1,000,000	361,530
Greenwich, CT, Multi Family Housing Revenue, 6.35%, 9/1/2027	2,000,000	1,949,700
		3,089,010
District of Columbia 0.8%
District of Columbia, Core City GO, Series A, 5.0%, 6/1/2018	1,000,000	1,005,570
Florida 6.1%
Florida, Industrial Development Revenue, Capital Travel Agency, Series A, 10.0%, 10/1/2033	2,000,000	2,006,900
Hillsborough County, FL, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	2,000,000	1,900,140
Nassau County, FL, Senior Care Revenue, Amelia Island Care Center Project, Series A, 9.75%, 1/1/2023	1,915,000	1,996,981
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	1,000,000	967,940
Palm Beach County, FL, Hospital & Healthcare Revenue, Health Facilities Authority, 5.125%, 11/15/2029	1,000,000	905,910
		7,777,871
Georgia 0.9%
Americus-Sumter County, GA, Hospital & Healthcare Revenue, South Georgia Methodist, Series A, 6.375%, 5/15/2029	1,250,000	1,119,850
Hawaii 1.1%
Hawaii, State (GO) Lease, Series CU, 5.75%, 10/1/2011	1,250,000	1,389,150
Illinois 10.2%
Chicago, IL, Central Station Project, Series A, Prerefunded, 8.9%, 1/1/2011	1,620,000	1,663,659
Chicago, IL, Airport Revenue, O'Hare International Airport, United Airlines, Inc. Project, Series A, 5.35%, 9/1/2016	500,000	262,885
Chicago, IL, Core City GO, Board of Education, Series A, 5.75%, 12/1/2017 (b)	1,380,000	1,492,760
Illinois, Hospital & Healthcare Revenue, 6.75%, 2/15/2016	2,180,000	2,382,784
Illinois, State GO, Prerefunded, 6.0%, 1/1/2013	3,315,000	3,750,657
St. Charles, IL, Multi Family Housing Revenue, Wessel Court Project, 7.6%, 4/1/2024	1,795,000	1,805,339
University Park, IL, Sales & Special Tax Revenue, Governors Gateway Industrial Park, 8.5%, 12/1/2011	1,585,000	1,678,325
		13,036,409
Indiana 4.3%
Indiana, Hospital & Healthcare Revenue, Fayette Memorial Hospital Project, 7.2%, 10/1/2022	2,800,000	2,848,104
Indiana, Senior Care Revenue, Health Facilities Finance Authority, Franciscan Eldercare Community Services, 5.875%, 5/15/2029	3,000,000	2,669,190
		5,517,294
Iowa 2.7%
Iowa, Senior Care Revenue, On with Life Project, 7.25%, 8/1/2015	2,000,000	2,013,240
Lake City, IA, Senior Care Revenue, Health Care Facility, Opportunity Living Project, 6.45%, 5/1/2011	1,575,000	1,512,094
		3,525,334
Kansas 2.0%
Manhattan, KS, Senior Care Revenue, Meadowlark Hills Retirement, Series A, 6.5%, 5/15/2028	500,000	483,580
Overland Park, KS, Industrial Development Revenue, Development Corp., Series A, 7.375%, 1/1/2032	2,000,000	2,044,840
		2,528,420
Kentucky 0.8%
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority, Norton Healthcare, Inc., Series A, 6.625%, 10/1/2028	1,000,000	1,027,170
Louisiana 2.4%
Louisiana, Pollution Control Revenue, International Paper Company Project, Series A, 5.25%, 11/15/2013	3,000,000	3,020,460
Maryland 7.5%
Anne Arundel County, MD, County (REV) Lease, Arundel Mills Project, 7.1%, 7/1/2029	1,500,000	1,606,020
Anne Arundel County, MD, County GO, National Business Park Project, 7.375%, 7/1/2028	1,000,000	1,069,630
Maryland, Higher Education Revenue, Collegiate Housing Foundation:
Series A, 5.75%, 6/1/2019	1,000,000	1,003,130
Series A, 5.75%, 6/1/2031	1,000,000	997,900
Maryland, Hospital & Healthcare Revenue, Health & Higher Education Facilities Authority, State Economic Development Corp., 6.75%, 7/1/2030	1,000,000	1,080,620
Maryland, Project Revenue, Economic Development Corp., Chesapeake Bay, Series B, 7.625%, 12/1/2022	4,000,000	3,828,760
		9,586,060
Massachusetts 8.0%
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	2,000,000	2,045,120
Massachusetts, Hospital & Healthcare Revenue, Partners Healthcare System, Series C, 5.75%, 7/1/2032	1,000,000	1,007,930
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	2,000,000	1,927,860
Massachusetts, State GO, Consolidated Loan, Series B, 5.0%, 4/1/2016	3,175,000	3,250,216
Worcester, MA, Senior Care Revenue, Salem Community Corp., Prerefunded, 9.25%, 12/1/2022	1,870,000	1,993,719
		10,224,845
Michigan 6.2%
Hillsdale, MI, Hospital & Healthcare Revenue, Hillsdale Community Health Center, 5.25%, 5/15/2026	1,450,000	1,196,381
Kalamazoo, MI, Industrial Development Revenue, Economic Development Corp., Series A, 7.5%, 5/15/2029	2,000,000	2,005,440
Michigan, Senior Care Revenue, Holland Home, 5.75%, 11/15/2028	2,000,000	1,825,939
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	1,000,000	1,053,210
Tawas City, MI, Hospital Finance Authority, St. Joseph Health Services:
Series A, ETM, 5.6%, 2/15/2013	440,000	467,509
Series A, ETM, 5.75%, 2/15/2023	1,300,000	1,362,101
		7,910,580
Missouri 3.3%
St. Louis, MO, County GO, Industrial Development Authority Revenue, St. Louis Convention Center, Series A, 7.2%, 12/15/2028	2,000,000	2,011,780
St. Louis, MO, Special Assessment Revenue, Scullin Redevelopment Area, Series A, 10.0%, 8/1/2010	1,785,000	2,155,852
		4,167,632
Nebraska 0.4%
Nebraska, Single Family Housing Revenue, Investment Finance Authority, Series A, 6.7%, 9/1/2026	500,000	513,595
Nevada 2.4%
Las Vegas, NV, Transportation/Tolls Revenue, Las Vegas Monorail Project, 7.375%, 1/1/2030	2,000,000	1,919,080
Nevada, Single Family Housing Revenue:
Series B2, 7.9%, 10/1/2021	355,000	355,327
Series C, 6.5%, 4/1/2028	780,000	809,741
		3,084,148
New Hampshire 3.4%
New Hampshire, Higher Education Revenue, Health & Educational Facilities Authority, New Hampshire College Issue, 7.4%, 1/1/2023	1,000,000	1,044,010
New Hampshire, Hospital & Healthcare Revenue, Rivermead at Peterborough Retirement Community, 5.75%, 7/1/2028	1,500,000	1,208,400
New Hampshire, Higher Education Revenue, Havenwood Heritage Heights:
7.1%, 1/1/2006	100,000	101,787
7.45%, 1/1/2025	2,000,000	2,019,740
		4,373,937
New Jersey 1.3%
New Jersey, Economic Development Authority, Water Facilities Revenue, 1.65%, 11/1/2025*	515,000	515,000
New Jersey, Higher Education Revenue, Educational Facilities Authority, Caldwell College, Series A, 7.25%, 7/1/2025	1,075,000	1,110,755
		1,625,755
New Mexico 2.1%
Farmington, NM, Pollution Control Revenue, 5.8%, 4/1/2022	2,750,000	2,685,513
New York 13.8%
Monroe County, NY, Airport Revenue, Greater Rochester International Airport, 5.625%, 1/1/2010 (b)	1,740,000	1,897,766
Nassau County, NY, Project Revenue, North Shore Healthcare Systems Project, Series B, 5.875%, 11/1/2011	1,000,000	990,130
New York, Hospital & Healthcare Revenue, 6.0%, 8/1/2016 (b)	2,825,000	3,155,327
New York, Sales & Special Tax Revenue, Metropolitan Transportation Authority, Series A, 5.125%, 4/1/2019 (b)	1,450,000	1,489,281
New York, State Agency (GO) Lease, Higher Education Revenue, Dormitory Authority, State University, 5.125%, 5/15/2021 (b)	1,880,000	1,885,396
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority Systems, Series Y, 6.0%, 1/1/2012	5,000,000	5,710,200
New York, NY, Core City GO, Series C, 7.0%, 2/1/2010	315,000	317,677
New York, NY, Sales & Special Tax Revenue, Transitional Finance Authority, Series B, 6.0%, 11/15/2013	2,000,000	2,250,600
		17,696,377
North Carolina 1.5%
Charlotte, NC, Airport Revenue, Douglas International Airport, US Airways, 7.75%, 2/1/2028	1,000,000	550,000
North Carolina, Electric Revenue, Municipal Power Agency, Series B, 6.375%, 1/1/2013	1,300,000	1,400,490
		1,950,490
North Dakota 0.8%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	1,000,000	1,065,030
Oklahoma 1.1%
Woodward, OK, Hospital & Healthcare Revenue, Municipal Authority Hospital, 8.5%, 11/1/2014	1,335,000	1,406,169
Pennsylvania 4.6%
Montgomery County, PA, Senior Care Revenue, Higher Education & Health Authority, Philadelphia Geriatric Center, Series A, 7.25%, 12/1/2027	2,000,000	1,968,060
Pennsylvania, Higher Education Revenue, Higher Educational Facilities Authority, Philadelphia College of Textiles and Science, 6.7%, 4/1/2014	2,000,000	2,115,580
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	750,000	751,297
Westmoreland County, PA, Senior Care Revenue, Industrial Development Authority, Health Care Facilities, Redstone Project, Series B, 8.125%, 11/15/2030	1,000,000	1,046,480
		5,881,417
South Carolina 4.1%
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance, Series A, 7.375%, 12/15/2021	1,000,000	1,084,320
South Carolina, Transportation/Tolls Revenue, Series A, 5.375%, 10/1/2024	4,150,000	4,210,922
		5,295,242
South Dakota 1.5%
South Dakota, Hospital & Healthcare Revenue, Sioux Valley Hospital, Series E, 5.375%, 11/1/2024	2,000,000	1,924,320
Tennessee 1.7%
Johnson City, TN, Hospital & Healthcare Revenue, Health and Educational Facilities Board Hospital, Series A, 7.5%, 7/1/2033	2,000,000	2,125,240
Texas 26.0%
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,500,000	2,136,900
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project, Series A, 6.75%, 4/1/2027	2,000,000	1,797,240
Crowley, TX, School District GO, 5.125%, 8/1/2025	5,000,000	4,880,400
Dallas-Fort Worth, TX, Airport Revenue, American Airlines Project:
Series C, 6.15%, 5/1/2029	2,000,000	1,865,040
AMT, 6.375%, 5/1/2035	3,200,000	2,539,552
Houston, TX, Airport Revenue, Special Facilities, Continental Airlines, Inc., Series C:
5.7%, 7/15/2029	2,000,000	1,528,920
AMT, 6.125%, 7/15/2027	1,000,000	826,000
Houston, TX, Core City GO, Series A, 5.0%, 3/1/2016	3,000,000	3,033,360
Houston, TX, School District GO, Series A, 5.0%, 2/15/2024	2,000,000	1,941,840
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., AMT, Series E, 6.75%, 7/1/2029	1,000,000	908,190
San Antonio, TX, Electric Revenue, Series A, 5.0%, 2/1/2018	1,100,000	1,103,751
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	1,000,000	1,050,630
Texas, Electric Revenue, Lower Colorado River Authority, Series B, 6.0%, 5/15/2013	5,000,000	5,529,100
Travis County, TX, Hospital & Healthcare Revenue, Ascension Health Credit, Series A, 6.0%, 11/15/2012	3,860,000	4,218,825
		33,359,748
Utah 0.3%
Utah, Single Family Housing Revenue, Housing Finance Agency, Series B2, 6.65%, 7/1/2026	385,000	394,394
Virgin Islands 2.5%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.375%, 10/1/2019	3,000,000	3,234,120
Virginia 1.6%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	2,000,000	2,077,980
Washington 0.7%
Port Seattle, WA, Airport Revenue, Northwest Airlines Project, 7.25%, 4/1/2030	1,000,000	930,260
West Virginia 1.7%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Area Medical Center, Series A, 6.75%, 9/1/2022	2,000,000	2,156,560
Wisconsin 2.2%
Wisconsin, Hospital and Healthcare Revenue, Memorial Hospital Oconomowoco Project, Prerefunded, 6.35%, 7/1/2017	600,000	655,884
Wisconsin, Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Aurora Health Care, Inc.:
Series A, 5.6%, 2/15/2029	1,000,000	915,390
Series B, 5.625%, 2/15/2020	1,000,000	942,100
Wisconsin, Single Family Housing Revenue, AMT, Series F, 6.2%, 3/1/2027	330,000	339,936
		2,853,310
Total Investment Portfolio - 152.3% (Cost $187,144,572) (a)		195,096,807
Other assets and liabilities - 2.3%		3,030,960
Preferred stock, at redemption value - (54.6)%		(70,000,000)
Net assets applicable to common shareholders - 100.0%		128,127,767

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These securities are shown at their current rate as of May 31, 2002.
(a) The cost for federal income tax purposes was $186,966,645. At May 31, 2002, net unrealized appreciation for all securities based on tax cost was $8,130,162. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,951,088 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,820,926.
(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, FHA or MBIA.
AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a Trustee and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $187,144,572)	$ 195,096,807
Cash	45,479
Interest receivable	3,185,338
Total assets	198,327,624
Liabilities
Dividends payable	9,492
Accrued management fee	99,585
Other accrued expenses and payables	90,780
Total liabilities	199,857
Remarketed preferred shares, at redemption value	70,000,000
Net assets applicable to common shareholders	$ 128,127,767
Net Assets
Net assets applicable to common shareholders consist of: Undistributed net investment income	1,379,731
Net unrealized appreciation (depreciation) on investments	7,952,235
Accumulated net realized gain (loss)	(221,883)
Paid-in capital	119,017,684
Net assets applicable to common shareholders	$ 128,127,767
Net Asset Value
Net Asset Value, per share common shares ($128,127,767 / 10,751,929 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.92

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2002 (Unaudited)
Investment Income
Income: Interest	$ 6,256,482
Expenses: Management fee	588,088
Services to shareholders	29,099
Custodian fees	2,502
Auditing	28,685
Legal	3,994
Trustees' fees and expenses	16,498
Reports to shareholders	41,784
Remarketing fee	86,451
Registration	33,512
Other	21,584
Total expenses, before expense reductions	852,197
Expense reductions	(1,745)
Total expenses, after expense reductions	850,452
Net investment income	5,406,030
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(2,433)
Net unrealized appreciation (depreciation) during the period on investments	67,061
Net gain (loss) on investment transactions	64,628
Dividends on remarketed preferred shares	(534,064)
Net increase (decrease) in net assets resulting from operations	$ 4,936,594

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2002 (Unaudited)	Year Ended November 30, 2001 (a)
Operations: Net investment income	$ 5,406,030	$ 10,903,358
Net realized gain (loss) on investment transactions	(2,433)	134,403
Net unrealized appreciation (depreciation) on investment transactions during the period	67,061	4,151,932
Dividends on remarketed preferred shares	(534,064)	(2,168,121)
Net increase (decrease) in net assets resulting from operations	4,936,594	13,021,572
Distributions to common shareholders from: Net investment income:	(4,031,974)	(8,059,986)
Fund share transactions: Net proceeds from shares issued to common shareholders in reinvestment of distributions	-	111,942
Net increase (decrease) in net assets from Fund share transactions	-	111,942
Increase (decrease) in net assets	904,620	5,073,528
Net assets at beginning of period	127,223,147	122,149,619
Net assets at end of period (including undistributed net investment income of $1,379,731 and $539,739, respectively)	$ 128,127,767	$ 127,223,147
Other Information
Shares outstanding at beginning of period	10,751,929	10,742,480
Shares issued to common shareholders in reinvestment of distributions	-	9,449
Shares outstanding at end of period	10,751,929	10,751,929

(a) Restated. See Note F.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2002[a,e]	2001[f]	2000[f]	1999[f]	1998[f]	1997[f]
Selected Per Share Data
Net asset value, beginning of period	$ 11.83	$ 11.37	$ 11.31	$ 12.24	$ 12.29	$ 12.14
Income from investment operations: Net investment income	.50[b]	1.01[b]	1.01[b]	.78[b]	.77	.80
Net realized and unrealized gain (loss) on investment transactions	.02	.40	.13	(.83)	(.05)	.17
Dividends to preferred shareholders (common share equivalent)	(.05)	(.20)	(.27)	(.05)	-	-
Total from investment operations	.47	1.21	.87	(.10)	.72	.97
Less distributions from: Net investment income to common shareholders	(.38)	(.75)	(.75)	(.75)	(.77)	(.82)
Net realized gains on investment transactions (common shares)	-	-	(.06)	(.01)	-	-
Total distributions to common shareholders	(.38)	(.75)	(.81)	(.76)	(.77)	(.82)
Dilution resulting from remarketed preferred shares[c]	-	-	-	(.07)	-	-
Net asset value, end of period	$ 11.92	$ 11.83	$ 11.37	$ 11.31	$ 12.24	$ 12.29
Market value, end of period	$ 11.54	$ 12.01	$ 10.51	$ 10.31	$ 12.81	$ 13.06
Total Return
Based on net asset value (%)[d]	4.01**	10.98	8.63	(1.35)	5.99	8.28
Based on market value (%)[d]	(.73)**	21.78	10.13	(14.08)	4.36	12.87

Years Ended November 30, (continued)	2002[a,e]	2001[f]	2000[f]	1999[f]	1998[f]	1997[f]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	128	127	122	122	131	131
Ratio of expenses before expense reductions (%)	1.35*	1.26	1.50	1.12	.77	.76
Ratio of expenses after expense reductions (%)	1.35*	1.26	1.49	1.11	.77	.76
Ratio of net investment income (loss) (%)[c]	8.56*	8.55	9.07	6.55	6.29	6.82
Portfolio turnover rate (%)	5*	15	33	24	22	13
Remarketed preferred shares information at end of period: Aggregate amount outstanding ($ millions)	70	70	70	70	-	-
Asset coverage per share ($)	70,800	70,400	69,000	68,000	-	-
Liquidation and market value per share ($)	25,000	25,000	25,000	25,000	-	-
[a] For the six months ended May 31, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] On September 29, 1999, the Fund issued 2,800 remarketed preferred shares.
[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[e] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended May 31, 2002 was to increase net investment income by $.004, decrease net realized and unrealized gain (loss) per share by $.004, increase the ratio of net investment income to average net assets from 8.49% to 8.56%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
f As discussed in Note F to the Financial Statements, in 2001 the Fund changed its method of classifying preferred stocks.
* Annualized
** Not Annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Strategic Municipal Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $260,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income to common shareholders, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Preferred Shares. The Fund has issued and outstanding 2,800 Series T municipal auction rate cumulative preferred shares, each at a liquidation value of $25,000 per share. The preferred shares are senior to and have certain class specific preferences over the common shares. The dividend rate on each series is set through an auction process, and the dividends are generally paid every 7 days. The 1940 Act requires that the preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares designation statement, each preferred share is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class and have the same voting rights.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended May 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $6,020,041 and $4,724,928, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.60% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. The amount charged to the Fund by SISC aggregated $12,000, of which $6,000 is unpaid at May 31, 2002.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2002, the Fund's custodian and transfer agent fees were reduced by $1,745 and none, respectively, under these arrangements.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Changes in Accounting Principle

As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to December 1, 2001, the Fund did not accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $134,576 increase in cost of securities and a corresponding $134,576 decrease in net unrealized appreciation, based on securities held by the Fund on December 1, 2001.

The effect of this change for the six months ended May 31, 2002 was to increase net investment income by $43,351 and decrease net unrealized appreciation by $43,351. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Effective December 1, 2001, the Fund adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITF D-98 requires that preferred stock for which its redemption is outside of the Fund's control should be presented outside of net assets in the statement of assets and liabilities. In adopting EITF D-98, the Fund's net assets as of November 30, 2001 in the statement of changes in net assets is restated by excluding preferred stock valued at $70,000,000 at that date. The adoption also resulted in dividends on preferred stock being reclassified from distributions on the statement of changes in net assets to a separate line item within the statement of operations. This resulted in a decrease of $534,064 and $2,168,121 in the net increase (decrease) in net assets from operations for the period ended May 31, 2002 and November 30, 2001, respectively. As part of the adoption, per share distributions of dividends on preferred stock, if any, was reclassified from distributions to amounts from investment operations for each period presented in the financial highlights.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Strategic Municipal Income Trust, formerly Kemper Strategic Municipal Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph D for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, N.A. (``UMB'') as their agent and as agent for the fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (``Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-7194
1-800-294-4366

E. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

F. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

G. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

H. Service Charges

There is no service charge by Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraph L hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

I. Transfer of Shares held by Agent

Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

J. Shares not held in shareholder's name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

K. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

L. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph K hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

M. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

N. Amendment of the Plan

Effective June 1, 2002 the Plan for the fund has been amended to provide that United Missouri Bank ("UMB") will act as the Plan Agent for each stockholder of the fund who participates in the Voluntary Cash Purchase Program and Dividend Reinvestment Plan. If you are a plan participant, a copy of the amended plan is enclosed. Scudder Investments Service Company, the fund's Transfer Agent, will continue to provide record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 800-294-4366.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Strategic Municipal Income Trust (the "fund") was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders:

1. To elect twelve Trustees to the Board of Trustees of the fund, with ten Trustees to be elected by the holders of the Preferred and Common Shares voting together and two Trustees to be elected by the holders of the Preferred Shares only.

	Number of Votes:
	For	Withheld
John W. Ballantine	9,309,684	133,664
Lewis A. Burnham	9,295,584	147,764
Mark S. Casady	9,311,284	132,064
Linda C. Coughlin	9,310,784	132,564
Donald L. Dunaway	9,307,534	135,814
James R. Edgar	9,306,684	136,664
Robert B. Hoffman	9,309,684	133,664
Shirley D. Peterson	9,308,884	134,464
Fred B. Renwick	9,290,922	152,426
William P. Sommers	9,289,184	154,164
William F. Glavin	1,911	0
John G. Weithers	1,911	0

2. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
9,085,978	229,970	137,300

3. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund for the current fiscal year.

Affirmative	Against	Abstain
9,293,267	73,089	86,893

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The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Notes